JNL Series Trust 485BPOS

Exhibit 99.28(m)(1)(x)

Amendment to JNL Series Trust

Amended and Restated Distribution Plan

This Amendment is made by JNL Series Trust, a Massachusetts business trust (the “Trust”), to its Amended and Restated Distribution Plan, as amended (the “Plan”).

Whereas, the Plan was adopted on July 1, 2017, and as amended by the Trust, on behalf of the funds listed on Schedule A to the Plan, in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended.

Whereas, the Board of Trustees of the Trust (the “Board”) has approved (i) three new Funds of the Trust (each, a “New Fund” and collectively, the “New Funds”); (ii) a merger for one Fund of the Trust into another Fund of the Trust (the “Merged Fund”); and (iii) fund name changes for thirteen Funds of the Trust (the “Fund Name Changes”), as outlined below, effective October 21, 2024:

New Funds

1)	JNL/American Funds® Moderate Allocation Fund;
2)	JNL/JPMorgan Nasdaq® Hedged Equity Fund; and
3)	JNL/T. Rowe Price Capital Appreciation Equity Fund.

Merged Fund

1)	JNL/Baillie Gifford U.S. Equity Growth Fund.

Fund Name Changes

1)	JNL iShares Tactical Moderate Fund change to JNL Moderate ETF Allocation Fund;
2)	JNL iShares Tactical Moderate Growth Fund change to JNL Moderate Growth ETF Allocation Fund;
3)	JNL iShares Tactical Growth Fund change to JNL Growth ETF Allocation Fund;
4)	JNL/Goldman Sachs Managed Aggressive Growth Fund change to JNL/JPMorgan Managed Aggressive Growth Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
5)	JNL/Goldman Sachs Managed Growth Fund change to JNL/JPMorgan Managed Growth Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
6)	JNL/Goldman Sachs Managed Moderate Growth Fund change to JNL/JPMorgan Managed Moderate Growth Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
7)	JNL/Goldman Sachs Managed Moderate Fund change to JNL/JPMorgan Managed Moderate Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
8)	JNL/Goldman Sachs Managed Conservative Fund change to JNL/JPMorgan Managed Conservative Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
9)	JNL/Heitman U.S. Focused Real Estate Fund change to JNL/Cohen & Steers U.S. Realty Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
10)	JNL/Lazard International Strategic Equity Fund change to JNL/Lazard International Quality Growth Fund (in connection with an investment strategy/non-fundamental operating policy change, as approved by the Board);
11)	JNL/PPM America Floating Rate Income Fund change to JNL Multi-Manager Floating Rate Income Fund;
12)	JNL/T. Rowe Price Established Growth Fund change to JNL/T. Rowe Price Growth Stock Fund; and
13)	JNL/WMC Government Money Market Fund change to JNL/Dreyfus Government Money Market Fund (in connection with an investment sub-adviser replacement, as approved by the Board).

Whereas, pursuant to Board approval of the changes, as outlined above, the Trust has agreed to amend Schedule A of the Plan to add each New Fund and each New Fund’s respective distribution fees, to remove the Merged Fund and the Merged Fund’s distribution fees, and to update the names of certain Funds pursuant to the Fund Name Changes, effective October 21, 2024.

Now Therefore, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust agrees to amend the Plan as follows:

1)	Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A, dated October 21, 2024, attached hereto.

2)	Except as specifically amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

In Witness Whereof, the Trust has caused this Amendment to be executed and effective October 21, 2024.

JNL Series Trust

By:	/s/ Kristen K. Leeman
Name:	Kristen K. Leeman
Title:	Assistant Secretary

Schedule A

Dated October 21, 2024

Funds	Class	Maximum 12b-1 Fee [1]
JNL Bond Index Fund	Class I	None
JNL Emerging Markets Index Fund	Class I	None
JNL International Index Fund	Class I	None
JNL Mid Cap Index Fund	Class I	None
JNL Small Cap Index Fund	Class I	None
JNL/American Funds® Balanced Fund	Class A Class I	0.30% None
JNL/American Funds® Bond Fund of America Fund	Class A Class I	0.30% None
JNL/American Funds® Capital Income Builder Fund	Class A Class I	0.30% None
JNL/American Funds® Capital World Bond Fund	Class A Class I	0.30% None
JNL/American Funds® Global Growth Fund	Class A Class I	0.30% None
JNL/American Funds® Global Small Capitalization Fund	Class A Class I	0.30% None
JNL/American Funds® Growth Fund	Class A Class I	0.30% None
JNL/American Funds® Growth-Income Fund	Class A Class I	0.30% None
JNL/American Funds® International Fund	Class A Class I	0.30% None
JNL/American Funds® New World Fund	Class A Class I	0.30% None
JNL/American Funds® Washington Mutual Investors Fund	Class A Class I	0.30% None
JNL Aggressive Growth Allocation Fund	Class A Class I	0.30% None
JNL Conservative Allocation Fund	Class A Class I	0.30% None
JNL Growth Allocation Fund	Class A Class I	0.30% None
JNL Growth ETF Allocation Fund	Class A Class I	0.30% None
JNL Moderate Allocation Fund	Class A Class I	0.30% None
JNL Moderate ETF Allocation Fund	Class A Class I	0.30% None
JNL Moderate Growth Allocation Fund	Class A Class I	0.30% None
JNL Moderate Growth ETF Allocation Fund	Class A Class I	0.30% None
JNL Multi-Manager Alternative Fund	Class A Class I	0.30% None
JNL Multi-Manager Emerging Markets Equity Fund	Class A Class I	0.30% None
JNL Multi-Manager Floating Rate Income Fund	Class A Class I	0.30% None
JNL Multi-Manager International Small Cap Fund	Class A Class I	0.30% None
JNL Multi-Manager Mid Cap Fund	Class A Class I	0.30% None
JNL Multi-Manager Small Cap Growth Fund	Class A Class I	0.30% None

A-1

Funds	Class	Maximum 12b-1 Fee [1]
JNL Multi-Manager Small Cap Value Fund	Class A Class I	0.30% None
JNL Multi-Manager U.S. Select Equity Fund	Class A Class I	0.30% None
JNL/AB Sustainable Global Thematic Fund	Class A Class I	0.30% None
JNL/American Funds® Growth Allocation Fund	Class A Class I	0.30% None
JNL/American Funds® Moderate Allocation Fund	Class A Class I	0.30% None
JNL/American Funds® Moderate Growth Allocation Fund	Class A Class I	0.30% None
JNL/AQR Large Cap Defensive Style Fund	Class A Class I	0.30% None
JNL/Baillie Gifford International Growth Fund	Class A Class I	0.30% None
JNL/BlackRock Global Allocation Fund	Class A Class I	0.30% None
JNL/BlackRock Global Natural Resources Fund	Class A Class I	0.30% None
JNL/BlackRock Large Cap Select Growth Fund	Class A Class I	0.30% None
JNL/Causeway International Value Select Fund	Class A Class I	0.30% None
JNL/ClearBridge Large Cap Growth Fund	Class A Class I	0.30% None
JNL/Cohen & Steers U.S. Realty Fund	Class A Class I	0.30% None
JNL/DFA International Core Equity Fund	Class A Class I	0.30% None
JNL/DFA U.S. Core Equity Fund	Class A Class I	0.30% None
JNL/DFA U.S. Small Cap Fund	Class A Class I	0.30% None
JNL/DoubleLine® Core Fixed Income Fund	Class A Class I	0.30% None
JNL/DoubleLine® Emerging Markets Fixed Income Fund	Class A Class I	0.30% None
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Class A Class I	0.30% None
JNL/DoubleLine® Total Return Fund	Class A Class I	0.30% None
JNL/Dreyfus Government Money Market Fund	Class A Class I	0.30% None
JNL/Fidelity Institutional Asset Management® Total Bond Fund	Class A Class I	0.30% None
JNL/First Sentier Global Infrastructure Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Income Fund	Class A Class I	0.30% None
JNL/Goldman Sachs 4 Fund	Class A Class I	0.30% None
JNL/GQG Emerging Markets Equity Fund	Class A Class I	0.30% None
JNL/Harris Oakmark Global Equity Fund	Class A Class I	0.30% None
JNL/Invesco Diversified Dividend Fund	Class A Class I	0.30% None
JNL/Invesco Global Growth Fund	Class A Class I	0.30% None
JNL/Invesco Small Cap Growth Fund	Class A Class I	0.30% None

A-2

Funds	Class	Maximum 12b-1 Fee [1]
JNL/JPMorgan Global Allocation Fund	Class A Class I	0.30% None
JNL/JPMorgan Hedged Equity Fund	Class A Class I	0.30% None
JNL/JPMorgan Managed Aggressive Growth Fund	Class A Class I	0.30% None
JNL/JPMorgan Managed Conservative Fund	Class A Class I	0.30% None
JNL/JPMorgan Managed Growth Fund	Class A Class I	0.30% None
JNL/JPMorgan Managed Moderate Fund	Class A Class I	0.30% None
JNL/JPMorgan Managed Moderate Growth Fund	Class A Class I	0.30% None
JNL/JPMorgan MidCap Growth Fund	Class A Class I	0.30% None
JNL/JPMorgan Nasdaq® Hedged Equity Fund	Class A Class I	0.30% None
JNL/JPMorgan U.S. Government & Quality Bond Fund	Class A Class I	0.30% None
JNL/JPMorgan U.S. Value Fund	Class A Class I	0.30% None
JNL/Lazard International Quality Growth Fund	Class A Class I	0.30% None
JNL/Loomis Sayles Global Growth Fund	Class A Class I	0.30% None
JNL/Lord Abbett Short Duration Income Fund	Class A Class I	0.30% None
JNL/Mellon Bond Index Fund	Class A Class I	0.30% None
JNL/Mellon Communication Services Sector Fund	Class A Class I	0.30% None
JNL/Mellon Consumer Discretionary Sector Fund	Class A Class I	0.30% None
JNL/Mellon Consumer Staples Sector Fund	Class A Class I	0.30% None
JNL/Mellon DowSM Index Fund	Class A Class I	0.30% None
JNL/Mellon Emerging Markets Index Fund	Class A Class I	0.30% None
JNL/Mellon Energy Sector Fund	Class A Class I	0.30% None
JNL/Mellon Financial Sector Fund	Class A Class I	0.30% None
JNL/Mellon Healthcare Sector Fund	Class A Class I	0.30% None
JNL/Mellon Industrials Sector Fund	Class A Class I	0.30% None
JNL/Mellon Information Technology Sector Fund	Class A Class I	0.30% None
JNL/Mellon International Index Fund	Class A Class I	0.30% None
JNL/Mellon Materials Sector Fund	Class A Class I	0.30% None
JNL/Mellon Nasdaq® 100 Index Fund	Class A Class I	0.30% None
JNL/Mellon Real Estate Sector Fund	Class A Class I	0.30% None
JNL/Mellon S&P 400 MidCap Index Fund	Class A Class I	0.30% None
JNL/Mellon S&P 500 Index Fund	Class A Class I	0.30% None

A-3

Funds	Class	Maximum 12b-1 Fee [1]
JNL S&P 500 Index Fund	Class A Class I	0.30% None
JNL/Mellon Small Cap Index Fund	Class A Class I	0.30% None
JNL/Mellon U.S. Stock Market Index Fund	Class A Class I	0.30% None
JNL/Mellon Utilities Sector Fund	Class A Class I	0.30% None
JNL/Mellon World Index Fund	Class A Class I	0.30% None
JNL/Morningstar PitchBook Listed Private Equity Index Fund	Class A Class I	0.30% None
JNL/Morningstar SMID Moat Focus Index Fund	Class A Class I	0.30% None
JNL/Morningstar U.S. Sustainability Index Fund	Class A Class I	0.30% None
JNL/Morningstar Wide Moat Index Fund	Class A Class I	0.30% None
JNL/MFS Mid Cap Value Fund	Class A Class I	0.30% None
JNL/Neuberger Berman Commodity Strategy Fund	Class A Class I	0.30% None
JNL/Neuberger Berman Gold Plus Strategy Fund	Class A Class I	0.30% None
JNL/Neuberger Berman Strategic Income Fund	Class A Class I	0.30% None
JNL/Newton Equity Income Fund	Class A Class I	0.30% None
JNL/PIMCO Income Fund	Class A Class I	0.30% None
JNL/PIMCO Investment Grade Credit Bond Fund	Class A Class I	0.30% None
JNL/PIMCO Real Return Fund	Class A Class I	0.30% None
JNL/PPM America High Yield Bond Fund	Class A Class I	0.30% None
JNL/PPM America Investment Grade Credit Fund	Class A Class I	0.30% None
JNL/PPM America Total Return Fund	Class A Class I	0.30% None
JNL/RAFI® Fundamental U.S. Small Cap Fund	Class A Class I	0.30% None
JNL/RAFI® Multi-Factor U.S. Equity Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Balanced Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Capital Appreciation Equity Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Capital Appreciation Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Growth Stock Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Mid-Cap Growth Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Short-Term Bond Fund	Class A Class I	0.30% None
JNL/T. Rowe Price U.S. High Yield Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Value Fund	Class A Class I	0.30% None
JNL/Vanguard Growth ETF Allocation Fund	Class A Class I	0.30% None

A-4

Funds	Class	Maximum 12b-1 Fee [1]
JNL/Vanguard Moderate ETF Allocation Fund	Class A Class I	0.30% None
JNL/Vanguard Moderate Growth ETF Allocation Fund	Class A Class I	0.30% None
JNL/WCM China Quality Growth Fund	Class A Class I	0.30% None
JNL/WCM Focused International Equity Fund	Class A Class I	0.30% None
JNL/Westchester Capital Event Driven Fund	Class A Class I	0.30% None
JNL/Western Asset Global Multi-Sector Bond Fund	Class A Class I	0.30% None
JNL/William Blair International Leaders Fund	Class A Class I	0.30% None
JNL/WMC Balanced Fund	Class A Class I	0.30% None
JNL/WMC Equity Income Fund	Class A Class I	0.30% None
JNL/WMC Global Real Estate Fund	Class A Class I	0.30% None
JNL/WMC Value Fund	Class A Class I	0.30% None

1 As a percentage of the average daily net assets attributable to the specified class of shares.

A-5